UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2016

RELIV’ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19932	37-1172197
(Commission File Number)	(IRS Employer Identification No.)

136 Chesterfield Industrial Boulevard	Chesterfield, Missouri 63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 537-9715

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition

On March 24, 2016, Reliv International, Inc. issued a press release reporting earnings and other financial results for its fourth quarter and full year ended December 31, 2015. A copy of the press release is attached as Exhibit 99.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99	Press Release dated March 24, 2016 captioned: “Reliv International Reports Fourth-Quarter and Full-Year Financial Results for 2015.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Reliv International, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Chesterfield, State of Missouri, on March 24, 2016.

RELIV’ INTERNATIONAL, INC.

By:	/s/ Steven D. Albright
Steven D. Albright
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated March 24, 2016 captioned: “Reliv International Reports Fourth-Quarter and Full-Year Financial Results for 2015.”

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